Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Carillon Life Account and Carillon Account

("Separate Accounts")

Supplement to:

Excel Choice and Excel Executive Edge

Prospectuses Dated November 5, 2007

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Excel Performance VUL

Prospectus Dated May 1, 2015

Supplement Dated January 8, 2016

On or about January 1, 2016, Neuberger Berman Management LLC and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable. Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC. The names of the fund and portfolios remain the same.

Therefore, effective on or about January 1, 2016, the list of variable investment options in your prospectus is revised to read as follows:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Guardian Portfolio, Class I – Neuberger Berman Investment Advisers LLC (NBIA)	Seeks long-term growth of capital; current income is a secondary goal.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I – NBIA	Seeks growth of capital.

All other provisions of your Policy remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 1944 1-16